                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2000, in the Registration Statement on Form S-4 and related Prospectus of Surge Components, Inc and Subsidiary.





Seligson & Giannattasio, LLP
N. White Plains, New York
September 12, 2000

                         CONSENT OF INDEPENDENT AUDITORS


                    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 16, 2000, in the Registration Statement on Form S-4 and related Prospectus of Global Datatel, Inc and Subsidiaries.





Seligson & Giannattasio, LLP
N. White Plains, New York
September 12, 2000